SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               SEPTEMBER 15, 2004

                              KANSAS CITY SOUTHERN
                              --------------------
               (Exact name of company as specified in its charter)


         DELAWARE                       1-4717                  44-0663509
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
     of incorporation)                                    Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
               ---------------------------------------------------
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Kansas City Southern is filing, pursuant to Rule 14a-12, the information set forth below which was generally furnished in a press release. Although we do not believe this is soliciting material under Rule 14a-12, we are disclosing this information in an abundance of caution.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Kansas City Southern ("KCS") and Grupo TMM, S.A. ("Grupo TMM") have agreed to amend the Acquisition Agreement, dated April 20, 2003, by and among KCS, KARA Sub, Inc., Grupo TMM, TMM Holdings, S.A. de C.V. and TMM Multimodal, S.A. de C.V. so as to extend the Termination Date (the date on which either party may terminate the Acquisition Agreement, if the transaction has not closed, by giving written notice of termination to the other party) to June 15, 2005. On September 15, 2004, counsel for KCS and Grupo TMM submitted to the panel of the International Centre for Dispute Resolution a joint stipulation and agreed form of award that will, upon adoption by the arbitration panel, effect the amendment.


ITEM 8.01 OTHER EVENTS


KCS is filing under Item 8.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated September 16, 2004, announcing that Mexico's Foreign Investment Commission ("FIC") delivered a notice that the FIC had resolved to deny KCS' application for authorization of KCS' proposed acquisition of Grupo TMM's interest in TFM, S.A. de C.V.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     EXHIBIT NO.                    DOCUMENT
     (99)                           Additional Exhibits

     99.1 Press Release issued jointly by Kansas City Southern and Grupo TMM dated September 16, 2004 entitled, "Kansas City Southern and Grupo TMM to Seek Reconsideration of Mexican Foreign Investment Commission Decision," is attached hereto as Exhibit 99.1


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Kansas City Southern


Date: September 16, 2004                By:     /s/ James S. Brook
                                                --------------------------------
                                                        James S. Brook
                                                Vice President and Comptroller
                                                (Principal Accounting Officer)